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                                                                    EXHIBIT 99.2


[Nucentrix Broadband Networks, Inc. Letterhead]









May 9, 2002


Mr. Jerry Borowick
Partner, National Communications Practice
KPMG LLP
200 Crescent Court
Suite 300
Dallas, Texas 75201

Dear Jerry:

This letter confirms (i) receipt of KPMG LLP's letter dated today's date and
(ii) termination of the auditor-client relationship by agreement of both parties.

Sincerely,

/s/ J. David Darnell

J. David Darnell
Sr. Vice President and Chief Financial Officer

Cc:      Carroll D. McHenry
         Chairman of the Board and CEO

         Neil S. Subin
         Chairman, Audit Committee